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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): AUGUST 14, 2003



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        1-13289                76-0069030
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)



        5847 SAN FELIPE, SUITE 3300
              HOUSTON, TEXAS                                       77057
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1 Rig contract status information posted to Pride's website on August 15, 2003.

                  99.2 News release issued by Pride International, Inc. dated August 14, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

                  Pride is hereby furnishing information regarding the contract status of its rigs posted to its website on August 15, 2003. Such information is furnished as Exhibit 99.1 to this Current Report.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

                  On August 14, 2003, we issued a press release with respect to our 2003 second quarter earnings. The press release is furnished as Exhibit 99.2 to this Current Report and incorporated by reference herein.

                  The information furnished pursuant to Items 9 and 12, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Pride under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PRIDE INTERNATIONAL, INC.


                                  By: /s/   EARL W. McNIEL
                                      -----------------------------------------
                                      Earl W. McNiel
                                      Vice President and Chief Financial Officer

Date: August 15, 2003


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                                  EXHIBIT INDEX

NO.               DESCRIPTION
---               -----------
99.1              Rig contract status information posted to Pride's website on
                  August 15, 2003.
99.2              News release issued by Pride International, Inc. dated
                  August 14, 2003.


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